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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): May 24, 2007

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On May 24, 2007, MetLife Reinsurance Company of South Carolina
(formerly, The Travelers Life and Annuity Reinsurance Company (the "Account Party")), a wholly-owned subsidiary of MetLife, Inc. (the "Company"), terminated the $2,000,000,000 Amended and Restated Five-Year Letter of Credit and Reimbursement Agreement (the "L/C Agreement") dated as of April 25, 2005 among the Account Party, the Company, as guarantor, a group of banks, financial institutions and other institutional lenders, as lenders, Citibank, N.A. and Wachovia Bank, National Association ("Wachovia"), as co-administrative agents, BNP Paribas and Lloyds TSB Bank plc, as co-syndication agents, Danske Bank A/G, as documentation agent, Wachovia, as coordination and paying agent, and Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as joint lead arrangers and joint bookrunners. The L/C Agreement was replaced with the Facility (as defined in Item 8.01 below).

     The lenders and the agents (and their respective subsidiaries or affiliates) under the L/C Agreement have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to the Company, its subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from the Company, its subsidiaries or affiliates, for such services.

     The terms and conditions of the L/C Agreement which were material to the Company are set forth in the Company's Form 8-K filed with the U.S. Securities and Exchange Commission on April 28, 2005 and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

     On May 24, 2007, the Account Party, the Company and certain other insurance subsidiaries of the Company (the "Cedents") entered into a financing transaction (the "Facility") with an unaffiliated financial institution. The Facility replaces the L/C Agreement, which was terminated on May 24, 2007.
The Facility has an initial term of 30 years, which may be extended by agreement of the Company and the financial institution on each anniversary of the closing of the Facility for an additional one-year period. Pursuant to the Facility, such financial institution has committed to provide up to $2.5 billion (which, subject to obtaining certain approvals, may be increased to $3.5 billion) to fund reinsurance trusts established to secure the obligations of the Account Party under reinsurance agreements entered into between the Account Party and the Cedents.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: May 25, 2007